U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 1, 1999

                                  iEXALT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     NEVADA
                        (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

           2-65800                                        75-1667097
                                                       (I.R.S. EMPLOYER
   (COMMISSION FILE NUMBER)                          IDENTIFICATION NO.)

                      4301 WINDFERN, HOUSTON, TEXAS 77041
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 600-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                     ______________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     In connection with the acquisition described in Item 2 below, Mr. Hunter Carr was issued 2,250,000 shares of Company common stock (10.8%), Jack Tompkins was issued 6,000,000 shares (28.7%), Morris Chapman was issued 3,000,000 shares (14.4%), Jonathan Gilchrist was issued 2,250,000 shares (10.7%), Don Sapaugh was issued 2,250,000 shares (10.8%) and Agrosource was issued 1,500,000 shares (7.1%). Collectively, Messrs. Carr, Tompkins, Chapman, Gilchrist and Sapaugh, and Agrosource own approximately 82.6% of the shares of Company common stock issued and outstanding. The consideration paid for the shares was all of the issued and outstanding stock of iExalt, Inc., of which Messrs. Carr, Tompkins, Chapman, Gilchrist and Sapaugh, and Agrosource owned approximately 93.8%.

     To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a change of control of the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Effective September 1, 1999, Sunbelt Exploration, Inc., a Nevada corporation ("Company"), acquired all of the issued and outstanding stock of iExalt, Inc., a Texas corporation in the business of providing Internet services and software, and content targeted towards the Christian community. In connection with such acquisition, the Company issued an aggregate of 18,393,666 shares authorized but unissued common stock to the shareholders of iExalt, in exchange for all of the outstanding shares of iExalt common stock, which constituted upon closing approximately 88% of the issued and outstanding common stock of the Company. Upon the closing of the transaction, there were 20,874,166 shares of common stock issued and outstanding.

     In connection with the reverse acquisition, the shareholders (a) adopted and approved Amended and Restated Articles of Incorporation which authorized changing the name of Sunbelt Exploration, Inc. to iExalt, Inc. and authorized 20,000,000 shares of preferred stock, par value $.001; (b) elected Jack Tompkins, Hunter Carr, Don Sapaugh, Jonathan Gilchrist and Morris Chapman as directors of the Company; and (c) approved the Company's 1999 Directors' Stock Option Plan and Employees' 1999 Stock Option Plan.

     The transaction was accounted for as a purchase. The acquisition of iExalt was deemed "significant," accordingly, separate historical and pro forma financial statements are filed herewith.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Inapplicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Inapplicable.

ITEM 5.  OTHER EVENTS

     Inapplicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTOR

     Inapplicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The financial statements prepared in accordance with Item 310 of Regulation S-B are attached hereto as Annex A.

     (b)  Pro Forma Financial Information.

          The pro forma financial information prepared in accordance with Item 310 of Regulation S-B is attached hereto as Annex A.

ITEM 8.  CHANGE IN FISCAL YEAR

     Inapplicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          iEXALT, INC.
                                          By: //S// JONATHAN GILCHRIST
                                        ________________________________________
                                             JONATHAN GILCHRIST, SECRETARY

DATE: November 15, 1999

                                    EXHIBITS

        EXHIBIT
          NO.
        -------
           1.1(1)     -- Exchange Agreement between Sunbelt
                         Exploration, Inc. and iExalt, Inc.
           2.1(1)     -- 1999 Directors' Stock Option Plan
           2.2(1)     -- Employees' 1999 Stock Option Plan

------------

(1) Previously filed as an exhibit to the company's Current Report on Form 8-K filed September 14, 1999 and incorporated herein by reference.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders of iExalt, Inc.

     We have audited the accompanying balance sheet of iExalt, Inc. as of August 31, 1999 and the related statements of operations, changes in shareholders' equity and cash flows for the period January 7, 1999 (date of inception) through August 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of iExalt, Inc. at August 31, 1999 and the results of its operations and its cash flows for the period January 7, 1999 (date of inception) through August 31, 1999, in conformity with generally accepted accounting principles.

/s/ HARPER & PEARSON COMPANY
    Harper & Pearson Company

Houston, Texas
November 5, 1999
                                                                    iEXALT, INC.
                                                                   BALANCE SHEET
                                                                 AUGUST 31, 1999
--------------------------------------------------------------------------------

                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents.....................................    $ 351,312
    Accounts receivable, trade....................................       48,962
    Accounts receivables, affiliates  ............................       24,451
    Inventory ....................................................       47,820
    Prepaid expenses .............................................       17,089
                                                                      ---------
    TOTAL CURRENT ASSETS .........................................      489,634
                                                                      ---------

PROPERTY AND EQUIPMENT, net ......................................       88,824
                                                                      ---------

OTHER ASSETS
    Goodwill and other intangible assets, net ....................      194,000
    Other assets .................................................        3,814
                                                                      ---------
                                                                      $ 776,272
                                                                      =========

      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
    Short-term borrowings ........................................    $  23,410
    Current maturities of long-term debt .........................      150,000
    Accounts payable, trade ......................................       53,001
    Accounts payables, affiliates ................................       57,312
    Royalties payable ............................................       43,702
    Other accrued liabilities ....................................       62,734
                                                                      ---------

    TOTAL CURRENT LIABILITIES ....................................      390,159
                                                                      ---------
LONG-TERM DEBT ...................................................      350,000
                                                                      ---------
SHAREHOLDERS' EQUITY
    Common stock, $.001 par value, 50,000,000 shares
        authorized, 18,423,666 shares issued and outstanding .....       18,424
    Paid-in capital ..............................................      364,802
    Receivable from shareholders .................................      (11,250)
    Retained deficit .............................................     (335,863)
                                                                      ---------
    TOTAL SHAREHOLDERS' EQUITY ...................................       36,113
                                                                      ---------
                                                                      $ 776,272
                                                                      =========
                                                                    iEXALT, INC.
                                                         STATEMENT OF OPERATIONS
                        FROM INCEPTION (JANUARY 7, 1999) THROUGH AUGUST 31, 1999
--------------------------------------------------------------------------------

REVENUES ...................................................          $ 180,933
                                                                      ---------

COSTS AND EXPENSES
    Direct costs ...........................................            142,684
    Selling, general and administrative ....................            370,308
    Depreciation and amortization ..........................              5,370
                                                                      ---------
LOSS FROM OPERATIONS .......................................           (337,429)
                                                                      ---------
OTHER INCOME/(EXPENSES)
    Interest income ........................................              2,182
    Interest expense .......................................               (616)
                                                                      ---------
LOSS BEFORE INCOME TAXES ...................................           (335,863)
INCOME TAXES ...............................................               --
                                                                      ---------
NET LOSS ...................................................          $(335,863)
                                                                      =========
                                                                    iEXALT, INC.
                                    STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                        FROM INCEPTION (JANUARY 7, 1999) THROUGH AUGUST 31, 1999
--------------------------------------------------------------------------------

                                                   COMMON STOCK                            RECEIVABLE                      TOTAL
                                                ------------------------      PAID-IN         FROM        RETAINED     SHAREHOLDERS'
                                                  SHARES        AMOUNT        CAPITAL     SHAREHOLDERS     DEFICIT         EQUITY
                                                ----------    ----------    ----------     ----------     ----------     ----------
BALANCE - JANAURY 1, 1999 ..................          --      $     --      $     --       $     --       $     --       $     --

   Issuance of common stock to founders ....    11,250,000        11,250          --          (11,250)          --             --

   Issuance of common stock in connection
     with acquistions:
         Certain intangible assets .........       750,000           750          --             --             --              750
         NetXpress .........................     3,000,000         3,000      (314,521)          --             --         (311,521)
         Interactive Communications Concepts        72,000            72          --             --             --               72
         NavPress Software .................       900,000           900          --             --             --              900

   Sale of common stock ....................     2,405,000         2,405       579,370                                      581,775
   Issuance of common stock for services ...        46,666            47        69,953           --             --           70,000
   Contribution of services ................          --            --          30,000           --             --           30,000
   Net loss ................................          --            --            --             --         (335,863)      (335,863)
                                                ----------    ----------    ----------     ----------     ----------     ----------
BALANCE - AUGUST 31, 1999 ..................    18,423,666    $   18,424    $  364,802     ($  11,250)    ($ 335,863)    $   36,113
                                                ==========    ==========    ==========     ==========     ==========     ==========

                                                                    iEXALT, INC.
                                                         STATEMENT OF CASH FLOWS
                        FROM INCEPTION (JANUARY 7, 1999) THROUGH AUGUST 31, 1999
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Loss .....................................................    $(335,863)
                                                                      ---------
    Adjustments to reconcile net loss to
      net cash used by operating activities:
        Depreciation and amortization ............................        5,370
        Compensation expense for contributed services ............       30,000
        Changes in assets and liabilities, net
            of effects of acquisitions:
               Accounts receivable ...............................      (25,790)
               Inventory .........................................        7,439
               Prepaid expenses ..................................       (3,553)
               Other assets ......................................      (11,353)
               Accounts payable ..................................       66,103
               Royalities payable ................................       (9,627)
               Other accrued expenses ............................       25,329
                                                                      ---------
                    Net cash used in operating activities ........     (251,945)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
    Net liabilities of acquisitions, less cash acquired ..........       54,279
    Purchases of property and equipment ..........................      (29,095)
                                                                      ---------
           Net cash used in investing activities .................       25,184
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of common stock .......................      581,775
    Repayment of debt ............................................       (3,702)
                                                                      ---------
            Net cash provided by financing activities ............      578,073
                                                                      ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS ........................      351,312
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD ...................         --
                                                                      ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD .........................    $ 351,312
                                                                      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Cash paid for interest .......................................    $     616
                                                                      =========

NONCASH INVESTING AND FINANCING INFORMATION:
    Issuance of common stock for services ........................    $  70,000
                                                                      =========

NET LIABILITIES OF ACQUISITIONS
    Negative working capital acquired other than cash ............    $ 120,360
    Property and equipment .......................................      (62,729)
    Goodwill and other assets ....................................     (188,831)
    Issuance of notes payable to shareholders ....................       500,000
    Purchase price in excess of net book value
        for acquisitions under common control ....................     (314,521)
                                                                      ---------
        Net liabilities of acquisitions , net of cash ............    $  54,279
                                                                      =========
                                                                    iEXALT, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1999

NOTE A     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          ORGANIZATION AND BASIS OF PRESENTATIONS - iExalt, Inc. ("the Company" or "iExalt- Texas") was incorporated in Texas on January 7, 1999 for the purpose of developing and marketing Internet products, software, and filtered ISP services to the Christian community.

          CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments having maturities of three months or less at the date of purchase to be cash equivalents.

          INVENTORIES - Electronic publishing inventories are comprised of compact discs and related supplies. Inventory is stated at the lower of cost, determined by the average cost method, or market.

          PROPERTY AND EQUIPMENT - Property and equipment is carried at original cost or adjusted net realizable value, as applicable. Maintenance and repair costs are charged to expense as incurred. When assets are sold or retired, the remaining costs and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in income.

          For financial reporting purposes depreciation of property and equipment is provided using the straight-line method based upon the expected useful lives of each class of assets. Estimated useful lives of assets were as follows: Furniture and fixtures five to seven years; computers and other office equipment three to five years.

          FINANCIAL INSTRUMENTS - FAIR VALUE - the carrying values of the Company's financial instruments, which include cash and cash equivalents, accounts receivable, due from stockholders and officers, accounts payable and accrued charges, and debt, approximate their respective fair values.

          CREDIT RISK - The Company maintains its cash balances primarily with one financial institution. At august 31, 1999, the Company had $350,000 on deposit with a financial institution approximately $350,000 in excess of the FDIC insured limit.

          GOODWILL AND OTHER INTANGIBLES - Goodwill represents the cost in excess of fair value of the assets of businesses acquired and is being amortized using the straight-line method over 40 years. Other intangible assets represent costs allocated to covenants not to compete and other intangibles acquired in business acquisitions. Other intangible assets are being amortized using the straight-line method over their estimated useful lives, which range from three to ten years. Accumulated amortization at August 31, 1999 was $2,370.

          REVENUE RECOGNITION - The Company recognizes revenue on services as they are performed and on products when they are sold net of sales returns. The Company grants refunds and returns on electronic publishing products if the software and publications sold are returned within thirty days. An allowance for $20,500 for refunds and returns has been recorded and is included with accrued expenses at August 31, 1999.

          INCOME TAXES - The Company operates as a corporation. No tax provision has been reflected because of the net operating loss for the company. The net operating losses are fully reserved by a valuation allowance.

          MANAGEMENT'S ESTIMATES -The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. While it is believed that such estimates are reasonable, actual results could differ from those estimates.

          CONDITIONS AFFECTING ONGOING OPERATIONS - The Company hopes to obtain additional debt and equity financing from various sources in order to finance its operations and to continue to grow through merger and acquisition opportunities. In the event the Company is unable to obtain additional debt and equity financing, the Company will not be able to continue its current level of operations. If the Company is unable to continue its operations, the value of the Comapny's assets will experience a significant decline in value from the net book values reflected in the accompanying consolidated balance sheet.

          The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to comply with the terms of its financing agreements, to obtain additional financing or refinancing as may be required, and ultimately to attain profitability.

                                                                    iEXALT, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1999

NOTE B  ACQUISITIONS

          On February 4, 1999, the Company acquired certain intangible assets valued on the accompanying balance sheet at $750 from a shareholder of the Company in exchange for shares of iExalt, Inc. common stock.

          On May 31, 1999, the Company acquired all of the assets and assumed certain liabilities of Hunter Community Interests, LTD. and AgroSource, Inc. (dba NetXpress), a Houston, Texas based Internet Service Provider from certain shareholders of the Company. Consideration for this purchase included the issuance of 3,000,000 shares of the Company's common stock and the assumption of a non-interest bearing note payable to a shareholder for $350,000. The purchase price in excess of the net book value of assets acquired of $314,000 was recognized as a reduction in paid-in capital because the business purchased was under common control.

          On June 21, 1999, the Company acquired certain tangible and intangible assets of Interactive Communications Concepts of Texas, a Houston, Texas based ISP company, for a combination of $15,000 in cash and 72,000 shares of the Company's common stock. The purchase price in excess of the value of the assets acquired of $6,572 was recorded as goodwill.

          On July 1, 1999, the Company acquired certain tangible and intangible assets and liabilities of NavPress Software, a Texas general partnership that specializes in developing, manufacturing and marketing various types of software and electronic books for the Christian community. In consideration for this purchase, the Company executed a non-interest bearing note payable in the amount of $150,000 due in one year and issued 900,000 shares of common stock of iExalt to the sellers. The Company, as part of this transaction, is obligated to raise additional capital from investors outside the group of founders of at least $1,800,000 within 180 days from June 15, 1999. This requirement may be extended, by written consent of the seller, for up to two years after June 15, 1999. As part of the acquisition, the President of NavPress Software signed an employment agreement for one year. The purchase price in excess of the net value of assets acquired of $174,623 was recorded as goodwill.

          All of the above acquisitions were accounted for by the purchase method and, accordingly, the operations of the acquired companies are included in the results of the Company for the periods subsequent to the dates of acquisition. See the subsequent event footnote for pro forma results of operations of the Company which assume the acquisitions had been acquired on January 1, 1997.

NOTE C    PROPERTY AND EQUIPMENT

          Property and equipment as of August 31, 1999 consisted primarily of furniture and fixtures, computers, other office equipment with an original cost of $ 91,824. The accumulated depreciation at August 31, 1999 was $ 3,000.

NOTE D    SHORT-TERM BORROWINGS

          On August 18, 1999 the Company entered into an agreement with a bank for a short-term line of credit for $50,000. Borrowings under the line of credit are due August 18, 2000 and bear interest at the prime rate with interest payable monthly. The line of credit is secured by substantially all of the assets of the Company and the guaranty of a shareholder of the Company. As of August 31, 1999 no borrowings were outstanding under this line of credit.

                                                                    iEXALT, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1999

NOTE D    SHORT-TERM BORROWINGS (continued)

          The Company assumed certain short-term borrowing arrangements with a bank in connection with its July 1, 1999 acquisition of NavPress Software. The loan facilities include an unsecured line of credit $25,000 with a bank with interest payable monthly at prime plus 6.75%. It also assumed a line of credit for $50,000 with a bank with interest payable at prime plus 1.5% secured by accounts receivable. As of August 31, 1999 there was $23,410 outstanding under these lines of credit.

NOTE E    LONG-TERM DEBT

          Long-term debt at August 31, 1999 consisted of the following:

          Note Payable to Shareholder                       $350,000
          Note Payable to Shareholder                        150,000
                                                            --------
                                                             500,000
          Less: current maturities                          (150,000)
                                                            --------
                                                            $350,000
                                                            ========

          In connection with the May 31, 1999 NetXpress acquisition, the Company assumed a $350,000 promissory note payable to a shareholder of the Company. The shareholder note is $350,000 secured by the all of the assets acquired from NetXpress and is payable at such time that the Company's net assets are equal to or exceed $5,000,000. In connection with the July 1, 1999 acquisition of NavPress the Company executed a $150,000 non-interest bearing note payable to the seller, who is also a shareholder of the Company. The $150,000 note is payable on July 1, 2000 and is classified as long-term because of management's intention to refinance it on a long-term basis.


NOTE F    SHAREHOLDERS' EQUITY

          On June 27, 1999, the Company issued A Private Placement Memorandum offering 1,000,000 shares of iExalt common stock to qualified purchasers at a price of $1.80 per share. The Company has reserved the right to offer an additional 1,000,000 of its common shares under the terms of the Private Placement Memorandum (PPM). Funds resulting from the sale of the Company's common stock will be used for funding the day-to-day operations of the Company, development of new products and services, marketing, and acquisitions of other businesses in similar industries, among other things. There is no assurance that the Offering will be successful, or if it is, whether there will be adequate cash resulting from this transaction to accomplish the above stated objectives. The Company has committed to pay in stock 6% of the offering proceeds raised to registered brokers as finder's fees related to the sale of common stock subject to this Offering. As of August 31, 1999 30,000 shares had been issued pursuant to this offering.

          On June 29, 1999, a shareholder of the Company purchased 2,250,000 shares of iExalt's common stock for cash of $500,000. In connection with this purchase, the shareholder also committed the services of an executive to assist the Company in the initial start-up and structuring of its business for up to one year at no cash cost to the Company. The Company recorded compensation expense of $30,000 for the period ending August 31, 1999 for such services.

NOTE G    LEASES

          The Company's corporate offices are leased on a month-to-month basis from a related party. The related party lease expense during 1999 was $14,800. The Company's other office and warehouse space are leased under long-term operating leases. Future minimum lease payments on a calendar year basis (the new fiscal year-end of the Company) under
                                                                    iEXALT, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1999

NOTE G    LEASES (continued)

          non-cancelable operating leases with initial or remaining lease terms in excess of one year at August 31, 1999 were as follows: for the year ended December 31, 1999, $6,269; for 2000, $19,584; for 2001, $17,495;
          for 2002 $1,395.

          Rental expense attributable to long-term leases as of August 31, 1999 was $18,670.

NOTE H    YEAR 2000  (Unaudited)

          The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date sensitive systems may recognize the year 2000 as 1900 or some other date resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect a Company's ability to conduct normal business operations. The Company believes that the Year 2000 issue will not have a material adverse impact on the Company.

NOTE I    SUBSEQUENT EVENTS

          On September 1, 1999 Sunbelt Exploration, Inc. ("Sunbelt"), a Nevada corporation, acquired all of the issued and outstanding stock of iExalt-Texas. In connection with this merger, Sunbelt changed its name to iExalt, Inc. ("iExalt-Nevada"). The acquisition was effected through the issuance of 18,393,666 shares of Sunbelt common stock to the shareholders of iExalt-Texas in exchange for all of the outstanding shares of iExalt-Texas common stock. Upon the closing of the transaction, there were 20,874,166 shares of common stock issued and outstanding. Subsequent to the stock record date 30,000 additional shares were issued as of August 31, 1999 pursuant to iExalt-Texas Private Placement Memorandum. The acquisition will be accounted for as a reverse takeover.

          The pro forma results of operations of the Company for the eight months ended August 31, 1999 and for the twelve months ended December 31, 1998 and 1997 (assuming iExalt-Texas and its acquisitions had been acquired on January 1, 1997) are shown below. The pro forma financial information is prepared on the calendar year basis that will become iExalt-Nevada's fiscal year end.

                                     PRO FORMA           PRO FORMA          PRO FORMA
                                   EIGHT MONTHS        TWELVE MONTHS       TWELVE MONTHS
                                  AUGUST 31, 1999    DECEMBER 31, 1998   DECEMBER 31, 1997
                                  ---------------     ---------------     ---------------
REVENUES .....................    $       691,751     $     1,128,972     $     1,230,834
NET INCOME(LOSS) .............    ($      344,935)    ($       21,391)    $        74,536
EARNINGS/(LOSS) PER SHARE ....    ($        0.017)    ($        0.001)    $         0.004

ProForma Weighted Average
  Shares Outstanding..........         20,904,166          19,936,493          18,904,166

                                                                    iEXALT, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 1999

                                           PRO FORMA AS      PRO FORMA AS OF    PRO FORMA AS OF
                                          AUGUST 31, 1999   DECEMBER 31, 1998  DECEMBER 31, 1997
                                          ---------------    ---------------    ---------------
ASSETS:
Current assets .......................    $       490,291    $       159,667    $       203,691
Property & equipment, net ............             87,174              6,310              7,384
Goodwill, net ........................            185,686            122,693            125,921
Other assets .........................              3,814               --                 --
                                          ---------------    ---------------    ---------------
TOTAL ASSETS .........................    $       766,965    $       288,670    $       336,996
                                          ===============    ===============    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY:

Current liabilities ..................    $       235,175    $       212,047    $       229,983
Long-term debt .......................            500,000             13,478             32,477
Shareholders' equity .................             31,790             63,145             74,536
                                          ---------------    ---------------    ---------------
TOTAL LIABILITIES & EQUITY ...........    $       766,965    $       288,670    $       336,996
                                          ===============    ===============    ===============

   In Management's opinion, the pro forma combined results of operations may not be indicative of the actual results that would have occurred had the acquisition been consummated at the beginning of fiscal 1997 or of the future operations of the combined companies.